UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2007
APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices, including zip code)
561-805-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 5, 2007, Applied Digital Solutions, Inc. and its majority-owned subsidiary, Digital Angel Corporation, presented jointly to institutional investors at the Kaufman Bros. 10th Annual Investor Conference in New York City. A copy of the PowerPoint presentation used at the conference is hereby furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	PowerPoint presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.
Dated September 5, 2007	By:	/s/ Lorraine M. Breece
	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	PowerPoint presentation.

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